QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

LETTER OF TRANSMITTAL

DIRECTV Holdings LLC
DIRECTV Financing Co., Inc.

OFFER TO EXCHANGE ALL OUTSTANDING
3.550% Senior Notes Due 2015
5.200% Senior Notes Due 2020
6.350% Senior Notes Due 2040
For Newly Issued, Registered
3.550% Senior Notes Due 2015
5.200% Senior Notes Due 2020
6.350% Senior Notes Due 2040

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 2, 2010 UNLESS EXTENDED (THE "EXPIRATION DATE"). WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

By Registered or Certified Mail, by Hand or by Overnight Courier:

101 Barclay Street, 7 East
New York, New York 10286
Attention: Mr. David Mauer, Corporate Trust Operations—Reorganization Unit

By Facsimile:
(212) 298-1915

By Telephone:
(212) 815-3687

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges that he or she has received and reviewed the Prospectus dated March 9, 2010 (the "Prospectus") of DIRECTV Holdings LLC (the "Company") and DIRECTV Financing Co., Inc. ("Finance Co.", and together with the Guarantors (defined below) and the Company, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $1,200,000,000 of the Issuers' newly issued 3.550% Senior Notes due 2015, $1,300,000,000 of the Issuers' newly issued 5.200% Senior Notes due 2020 and $500,000,000 of the Issuers' newly issued 6.350% Senior Notes due 2040 (collectively, the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Issuers' outstanding 3.550% Senior Notes due 2015 and, 5.200% Senior Notes due 2020 and 6.350% Senior Notes due 2040 (collectively, the "Original Notes") from the registered holders thereof, that have not been so registered. The terms of the Registered Notes are identical in all material respects to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus), are not subject to any covenant regarding registration under the Securities Act and are not subject to any covenant regarding additional interest payment provisions. Both the Original Notes and the Registered Notes are guaranteed on a senior unsecured basis by DIRECTV Enterprises, LLC, DIRECTV Customer Services, Inc., DIRECTV Merchandising, Inc., DIRECTV Operations, LLC, DIRECTV, Inc., DIRECTV Home Services LLC, DIRECTV Programming Holdings I, Inc., DIRECTV Programming Holdings II, Inc. and LABC Productions, LLC (the "Guarantors").

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Original Notes	Principal Amount Tendered**

Total

*
Need not be completed if Original Notes are being tendered by book-entry transfer.
**
Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See Instruction 2.

        This Letter of Transmittal is to be used either if certificates representing Original Notes are to be forwarded herewith or if delivery of Original Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures."

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

        By crediting the Original Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated agent's message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:
Account Number	Transaction Code Number

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name

Address

        If the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a participating broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company within the meaning of the Securities Act or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Original Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        1.     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Original Notes as are being tendered hereby.

        2.     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that: (i) any Registered Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned; (ii) at the time of the commencement of the Exchange Offer, the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Registered Notes to be issued in the Exchange Offer in violation of the Securities Act; (iii) it is not an affiliate (as defined in Rule 405 under the Securities Act) of any of the Issuers; (iv) if the undersigned is a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of the Registered Notes; (v) if the undersigned is a participating broker-dealer that will receive Registered Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making or other trading activities, that the undersigned will deliver a prospectus in connection with any resale of such Registered Notes; and (vi) the undersigned is not acting on behalf of any persons or entities who cannot truthfully make the foregoing representations.

        3.     The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Registered Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of any of the Issuers within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such Registered Notes are acquired in the ordinary course of such holder's business; (ii) at the time of the commencement of the Exchange Offer, such holder has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Registered Notes to be issued in the Exchange Offer in violation of the Securities Act; (iii) such holder is not an affiliate (as defined in Rule 405 of the Securities Act) of any of the Issuers; (iv) if such holder is a broker-dealer, the holder is not engaged in, and does not intend to engage in, a distribution of the Registered Notes; (v) if such holder is a participating broker-dealer that will receive Registered Notes for its own account in exchange for the Original Notes that were acquired as a result of market-making or other trading activities, that such holder will deliver a prospectus in connection with any resale of such Registered Notes; and (vi) such holder is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is a participating broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        4.     The undersigned may, if, and only if, it would not receive freely tradable Registered Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Original Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of March 11, 2010, among the Issuers and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as initial purchasers (the "Registration Rights Agreement"), in the form filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on March 15, 2010. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Rights Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Original Notes participating in a Shelf Registration, to comply with the Registration Rights Agreement and to indemnify and hold harmless the Issuers, their respective affiliates, directors, officers, representatives, employees, agents and each person, if any, who controls the Issuers, within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as

amended (the "Exchange Act"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, but only with reference to information relating to such participant furnished to the Issuers in writing by such participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

        5.     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights." See Instruction 9.

        6.     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Registered Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Registered Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes Tendered."

        THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

        To be completed ONLY if certificates for Original Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Registered Notes and/or Original Notes to:

Name(s)*
(Please type or print)
(Please type or print)
(Please type or print)
Address:

Zip Code
(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)
Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.
(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

        To be completed ONLY if certificates for Original Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Original Notes Tendered" on this Letter of Transmittal above.

Mail Registered Notes and/or Original Notes to:

Name(s)*
(Please type or print)
(Please type or print)
(Please type or print)
Address:

Zip Code
(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)

SPECIAL REGISTRATION INSTRUCTIONS
(See Paragraph 4 above)

        To be completed ONLY IF the undersigned (i) satisfies the conditions set forth in paragraph 4 above, (ii) elects to register its Original Notes in the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

        ☐     By checking this box the undersigned hereby (i) represents that it is entitled to have its Original Notes registered in a shelf registration in accordance with the Registration Rights Agreement, (ii) elects to have its Original Notes registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X			, 2010

X			, 2010

X			, 2010
	Signature(s) of Holder(s)	Date

Area Code and Telephone Number

        If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Capacity:

Address:

Telephone:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)

(Date)	, 2010

INSTRUCTIONS

        1.    Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer—Book-Entry Transfer." Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations or principal amount at maturity of $2,000 with integral multiples of $1,000.

        Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written for facsimile copy of a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Original Notes being tendered, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or a Book Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, and (iii) the certificates for all certificated Original Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE ISSUERS.

        See "The Exchange Offer" section in the Prospectus.

        2.    Partial Tenders (not applicable to holders who tender by book-entry transfer).

        If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Original Notes to be tendered in the box above entitled "Description of Original Notes Tendered" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes of a tendering holder who physically delivered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        3.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any nontendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

        Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Original Notes are tendered (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter of Transmittal has not been completed.

        4.    Special Issuance and Delivery Instructions.

        Tendering holders of Original Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Noteholders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

        5.    Transfer Taxes.

        Tendering holders of Original Notes will not be obligated to pay any transfer taxes in connection with a tender of their Original Notes for exchange unless a holder instructs the Issuers to register Registered Notes in the name of, or request that Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of Registered Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

        6.    Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

        7.    No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

        8.    Mutilated, Lost, Stolen or Destroyed Original Notes.

        Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        9.    Withdrawal of Tenders.

        Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal of a tender of Original Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) identify the specific Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Exchange Agent to register the transfer of such Original Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. Any Original Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described under "The Exchange Offer—Procedures for Tendering" at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding on all parties. The Issuers reserve the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Original Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

        10.    Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

        Each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of Registered Notes is required to provide the Issuers (as payors) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the Issuers are not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

        Certain holders of Registered Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuers, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If backup withholding applies, the Issuers are currently required to withhold 28% of any "reportable payment" made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding with respect to any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Issuers, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

        The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

PAYORS' NAMES: DIRECTV HOLDINGS LLC/DIRECTV FINANCING CO., INC.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number(s) or Employer identification number(s)

Part 2—Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a resident alien).

Payor's Request for Taxpayer Identification Number (TIN)
	Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).	Part 3 Awaiting TIN ☐

Signature	Date	, 2010

NOTE:
FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE REGISTERED NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature	Date	, 2010

QuickLinks

  Exhibit 99.1